SUNAMERICA SERIES TRUST
Supplement to the Prospectus dated May 1, 2008
Effective May 1, 2008, in the section titled “PORTFOLIO FACT SHEETS,” under the heading “TOTAL RETURN BOND PORTFOLIO,” the last paragraph under “Performance” is deleted in its entirety and replaced with the following disclosure:
“Effective May 1, 2008, PIMCO assumed subadvisory duties of the Portfolio. Prior to May 1, 2008, Morgan Stanley Investment Management Inc. served as subadviser. Performance for periods prior to May 1, 2008 reflects results when the Portfolio was managed as a global high-yield bond portfolio. The Portfolio’s assets will be invested in accordance with the Portfolio’s new investment goal and principal strategies as soon as practicable following May 1, 2008, consistent with an orderly transition of the Portfolio’s investments. The Portfolio may not achieve its investment goal and its performance may be impacted accordingly during this transition period.”
Effective May 1, 2008, in the section titled “MANAGEMENT,” under the heading “Information about the Subadvisers,” the portfolio management disclosure for AllianceBernstein L.P. (“AllianceBernstein”) with respect to the Growth-Income Portfolio is deleted in its entirety and replaced with the following disclosure:
“The Growth-Income Portfolio is managed by William D. Baird. Mr. Baird joined AllianceBernstein in 1994 and is currently a Senior Vice President and Portfolio Manager.”
Dated: May 1, 2008
Version: Class 1, Version A